EXHIBIT 99.2


                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           AMBER RESOURCES COMPANY
                     PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Amber Resources Company for the period ending March 31, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Amber Resources Company.




/s/ Kevin K. Nanke
-----------------------------
Kevin K. Nanke
Chief Financial Officer
May 14, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Amber Resources Company and will be retained by Amber Resources Company and furnished to the Securities and Exchange Commission upon request.